EXHIBIT 99.1


GSA05HE2 - Price/Yield - B4

Balance                 $9,943,000.00      Delay               24
Coupon                  6                  Dated               3/1/2005
Settle                  3/30/2005          First Payment       4/25/2005

Price                     100 PricingSpeed    100 PricingSpeed
                                     Yield               Yield
84.15000                           10.3179             10.2791
84.27500                           10.2795             10.2411
84.40000                           10.2412             10.2032
84.52500                           10.2029             10.1653
84.65000                           10.1648             10.1275
84.77500                           10.1267             10.0898
84.90000                           10.0887             10.0521
85.02500                           10.0507             10.0146
85.15000                           10.0129              9.9771
85.27500                            9.9751              9.9396
85.40000                            9.9374              9.9023
85.52500                            9.8997              9.8650
85.65000                            9.8622              9.8278
85.77500                            9.8247              9.7907
85.90000                            9.7872              9.7536
86.02500                            9.7499              9.7166
86.15000                            9.7126              9.6797

WAL                                   4.89                4.96
Mod Durn                              3.86                3.90
Principal Window             Apr08 - Jul12       Apr08 - Aug13

Optional Redemption                Call (Y)            Call (N)


             Forward Curve
Month       1mL         6mL
1           2.88273     3.30238
2           3.08145     3.46386
3           3.22908     3.59465
4           3.39051     3.71653
5           3.53468     3.84940
6           3.65744     3.94433
7           3.79255     4.02858
8           3.90192     4.10664
9           3.97208     4.17108
10          4.14492     4.23152
11          4.10303     4.26631
12          4.17069     4.31476
13          4.24805     4.35742
14          4.30898     4.39090
15          4.34261     4.42111
16          4.37173     4.45024
17          4.40345     4.48304
18          4.43699     4.50746
19          4.46993     4.52884
20          4.49871     4.54902
21          4.51700     4.56763
22          4.58306     4.58758
23          4.54849     4.59584
24          4.56495     4.61581
25          4.58500     4.63663
26          4.60195     4.65537
27          4.61520     4.67493
28          4.62676     4.69415
29          4.64277     4.71119
30          4.65858     4.72758
31          4.67207     4.73956
32          4.68622     4.75070
33          4.69958     4.76230
34          4.71180     4.77482
35          4.72500     4.78750
36          4.73539     4.80287
37          4.75034     4.81623
38          4.76716     4.83062
39          4.78380     4.84482
40          4.79905     4.85618
41          4.81585     4.86745
42          4.82816     4.87690
43          4.84140     4.88473
44          4.85477     4.89285
45          4.86553     4.90127
46          4.87700     4.90803
47          4.88740     4.91550
48          4.89571     4.92436
49          4.91136     4.93348
50          4.92954     4.94242
51          4.94286     4.95156
52          4.95624     4.96121
53          4.96884     4.97207
54          4.97837     4.98064
55          4.98662     4.98915
56          4.99369     4.99931
57          4.99843     5.00943
58          5.00295     5.01932
59          5.00329     5.02871
60          5.00302     5.03932
61          5.00430     5.05006
62          5.00610     5.06059
63          5.00887     5.06934
64          5.01325     5.07857
65          5.01938     5.08857
66          5.02663     5.09713
67          5.03576     5.10445
68          5.04456     5.11445
69          5.05573     5.12161
70          5.06916     5.13061
71          5.08253     5.13974
72          5.09623     5.14790
73          5.11369     5.15764
74          5.12503     5.16609
75          5.13871     5.17551
76          5.15130     5.18398
77          5.16100     5.19268
78          5.17134     5.20200
79          5.18022     5.20977
80          5.18755     5.21834
81          5.19411     5.22636
82          5.20013     5.23574
83          5.20482     5.24229
84          5.20760     5.25041
85          5.21175     5.25973
86          5.21576     5.26740
87          5.22239     5.27696
88          5.22672     5.28642
89          5.23477     5.29705
90          5.24346     5.30933
91          5.25128     5.31908
92          5.26176     5.33080
93          5.27272     5.34344
94          5.28403     5.35776
95          5.29824     5.37051
96          5.30985     5.38377
97          5.32390     5.39734
98          5.33780     5.40913
99          5.35161     5.42112
100         5.36207     5.42863
101         5.37318     5.43719
102         5.38266     5.44441
103         5.39042     5.44840
104         5.39883     5.45353
105         5.40262     5.45828
106         5.40833     5.46580
107         5.41234     5.47230
108         5.41322     5.48061
109         5.42168     5.48826
110         5.43126     5.49506
111         5.44014     5.50117
112         5.44695     5.50393
113         5.45428     5.50628
114         5.45734     5.50577
115         5.46099     5.50408
116         5.46394     5.50115
117         5.46352     5.49608
118         5.46390     5.49001
119         5.46215     5.48334
120         5.45795     5.47796
121         5.45263     5.47485
122         5.44697     5.47262
123         5.44138     5.47312
124         5.44133     5.47823
125         5.44385     5.48731
126         5.44740     5.49645
127         5.45424     5.50908
128         5.46422     5.52780
129         5.47599     5.54501
130         5.49261     5.56596
131         5.50875     5.58748
132         5.52801     5.60597
133         5.55654     5.62362
134         5.57948     5.63698
135         5.60045     5.64658
136         5.61704     5.65152
137         5.62662     5.65230
138         5.63353     5.65005
139         5.63500     5.64211
140         5.63125     5.63153
141         5.62337     5.61869
142         5.61109     5.60527
143         5.59335     5.59148
144         5.57069     5.57897
145         5.55014     5.57215
146         5.53040     5.56450
147         5.51700     5.56351
148         5.50627     5.56504
149         5.49926     5.56787
150         5.49791     5.57612
151         5.49721     5.58487
152         5.50421     5.59905
153         5.51406     5.61227
154         5.52551     5.62752
155         5.54350     5.63975
156         5.56243     5.65209
157         5.57768     5.66397
158         5.58674     5.67224
159         5.59753     5.68162
160         5.60424     5.68975
161         5.61384     5.69846
162         5.62284     5.70762
163         5.62949     5.71328
164         5.63792     5.72137
165         5.64541     5.73084
166         5.65204     5.74270
167         5.66035     5.75342
168         5.66495     5.76481
169         5.67923     5.77702
170         5.69494     5.78629
171         5.70891     5.79377
172         5.71748     5.79499
173         5.72524     5.79566
174         5.72934     5.79268
175         5.72996     5.78526
176         5.72931     5.77713
177         5.72216     5.76683
178         5.71593     5.75772
179         5.70526     5.74745
180         5.69012     5.73791
181         5.68218     5.73135
182         5.67592     5.72381
183         5.66701     5.71562
184         5.66167     5.71005
185         5.65603     5.70452
186         5.64875     5.69664
187         5.64268     5.68967
188         5.63709     5.68387
189         5.63074     5.67766
190         5.62610     5.67179
191         5.61861     5.66444
192         5.61302     5.65973
193         5.60911     5.65569
194         5.60376     5.65054
195         5.59819     5.64447
196         5.59327     5.63941
197         5.58883     5.63521
198         5.58401     5.62992
199         5.57967     5.62404
200         5.57390     5.61960
201         5.57012     5.61502
202         5.56668     5.61115
203         5.56166     5.60679
204         5.55703     5.60247
205         5.55533     5.60001
206         5.54948     5.59522
207         5.54730     5.59266
208         5.54416     5.58876
209         5.53956     5.58489
210         5.53727     5.58262
211         5.53416     5.57838
212         5.53080     5.57580
213         5.52804     5.57269
214         5.52578     5.57049
215         5.52320     5.56795
216         5.51959     5.56517
217         5.51903     5.56510
218         5.51560     5.56135
219         5.51444     5.56069
220         5.51250     5.55966
221         5.51031     5.55638
222         5.50987     5.55529
223         5.50626     5.55299
224         5.50658     5.55226
225         5.50567     5.55028
226         5.50205     5.54884
227         5.50278     5.54894
228         5.50191     5.54824
229         5.50034     5.54769
230         5.50017     5.54773
231         5.50052     5.54873
232         5.49891     5.54690
233         5.49954     5.54777
234         5.49944     5.54835
235         5.49906     5.54735
236         5.50050     5.54739
237         5.49870     5.54564
238         5.50037     5.54587
239         5.50137     5.54386
240         5.50031     5.54193
241         5.50011     5.53975
242         5.49825     5.53682
243         5.49677     5.53469
244         5.49444     5.53100
245         5.49373     5.52858
246         5.49010     5.52481
247         5.48866     5.52182
248         5.48753     5.51953
249         5.48433     5.51674
250         5.48325     5.51425
251         5.48127     5.51126
252         5.47812     5.50906
253         5.47747     5.50754
254         5.47584     5.50468
255         5.47261     5.50179
256         5.47110     5.49994
257         5.46991     5.49881
258         5.46704     5.49530
259         5.46506     5.49236
260         5.46346     5.49061
261         5.46102     5.48845
262         5.46016     5.48640
263         5.45644     5.48306
264         5.45411     5.48193
265         5.45337     5.48129
266         5.45127     5.47974
267         5.44879     5.47708
268         5.44675     5.47530
269         5.44509     5.47433
270         5.44296     5.47220
271         5.44121     5.46972
272         5.43788     5.46801
273         5.43625     5.46650
274         5.43492     5.46537
275         5.43194     5.46341
276         5.42947     5.46198
277         5.42856     5.46219
278         5.42519     5.45921
279         5.42389     5.45873
280         5.42170     5.45783
281         5.41912     5.45580
282         5.41810     5.45502
283         5.41389     5.45183
284         5.41299     5.45200
285         5.41113     5.45054
286         5.40771     5.44988
287         5.40635     5.44858
288         5.40300     5.44765
289         5.40206     5.44843
290         5.39943     5.44679
291         5.39833     5.44642
292         5.39407     5.44483
293         5.39311     5.44499
294         5.39118     5.44513
295         5.38771     5.44290
296         5.38628     5.44215
297         5.38396     5.44063
298         5.38127     5.43954
299         5.38011     5.43742
300         5.37572     5.43441
301         5.37206     5.43328
302         5.36760     5.43127
303         5.36344     5.42997
304         5.35751     5.42601
305         5.35379     5.42455
306         5.34927     5.42264
307         5.34458     5.41931
308         5.34148     5.41723
309         5.33550     5.41389
310         5.33295     5.41317
311         5.32951     5.41084
312         5.32443     5.40925
313         5.32195     5.40797
314         5.31872     5.40626
315         5.31597     5.40535
316         5.31258     5.40296
317         5.31081     5.40181
318         5.30650     5.39944
319         5.30442     5.39808
320         5.30275     5.39712
321         5.29931     5.39537
322         5.29800     5.39458
323         5.29599     5.39300
324         5.29341     5.39187
325         5.29253     5.39164
326         5.29096     5.39102
327         5.28917     5.38931
328         5.28794     5.38846
329         5.28722     5.38846
330         5.28624     5.38732
331         5.28578     5.38547
332         5.28395     5.38522
333         5.28383     5.38431
334         5.28422     5.38423
335         5.28321     5.38379
336         5.28235     5.38305
337         5.28434     5.38396
338         5.28260     5.38292
339         5.28409     5.38356
340         5.28498     5.38306
341         5.28445     5.38261
342         5.28599     5.38343
343         5.28692     5.38232
344         5.28761     5.38287
345         5.28880     5.38267
346         5.29054     5.38334
347         5.29207     5.38368
348         5.29250     5.38368
349         5.29581     5.38614
350         5.29658     5.38506
351         5.29940     5.38643
352         5.30166     5.38750
353         5.30363     5.38740
354         5.30740     5.38858
355         5.30811     5.38742
356         5.31200     5.38930
357         5.31544     5.38935
358         5.31736     5.38993
359         5.32134     5.38943
360         5.32341     5.38904
361         5.32628     5.38999



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